UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2017 (September 28, 2017)

  Moxian, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55017	27-3729742
(state or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Block A, 9/F, Union Plaza, 5022 Binjiang Avenue, Futian District,

Shenzhen City, Guangdong Province, China

(address of principal executive offices) (zip code)

Tel: +86 (0)755-66803251

(registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 28, 2017 US time (September 29, 2017 local time), prior to the Annual Meeting of Shareholders of Moxian, Inc. (“Registrant” or the “Company”) for the fiscal year ended September 30, 2016 (the “Annual Meeting”), James Mengdong Tan delivered a Notification Letter to the Company advising of his decision not to stand for re-election as a director at the Company’s Annual Meeting. He stated in the Notification Letter that his decision not to stand for re-election was not as a result of any disagreement between him and the Company, Board of Directors or any committee of the Board.

At the same time, James Mengdong Tan also delivered a Board Resignation Letter to the Company to voluntarily submit his resignation from all directorship positions held with the Company and its subsidiaries. He also resigned from all officer positions with the Company and its subsidiaries. Both resignations were effective as of September 29, 2017. Prior to the Annual Meeting, James Mengdong Tan was the Company’s President and Chief Executive Officer.

The Company’s Board of Directors appointed Hao Qing Hu as the Company’s President and Chief Executive Officer effective as of September 29, 2017. Mr. Hao Qing Hu has served as a director of the Company since January 1, 2016. Mr. Hao has more than 20 years of experience in managing business operations and business strategy. Since September 2015 he has been the General Manager of Moxian Beijing (a subsidiary of Moxian, Inc.), in charge of Moxian Beijing’s overall operations. From June 2014 until September 2015, Mr. Hao was a Deputy General Manager of Xinhua Huamei Investment Management Co., Ltd. From 2005 until May 2014, Mr. Hao was a General Manager of Shandong Debang Construction Science and Technology Co., Ltd, where he was responsible for day-to-day operations and business development. Mr. Hao received his EMBA from Tsinghua University. Mr. Hao was a director appointee of Xinhua Huifeng Equity Centre (Limited Partnership).

Mr. Hao Qing Hu, as the Company’s non-executive director, entered into an agreement on January 1, 2016, which provides for director compensation equal to $5,000 per month. The Company’s Board of Directors does not intend to approve additional compensation for Mr. Hao Qing Hu as the Company’s President and Chief Executive Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting at 10:00 AM local time on September 29, 2017 (10:00 PM ET on September 28, 2017), at Room 6, 2nd Floor, Swissotel Beijing, Hong Kong Macau Center, No. 2 Chaoyangmen North Street, Dongcheng District, Beijing, China. A total of 52,394,006 of the Registrant’s ordinary shares were present in person or by proxy, representing a quorum of 78.19% of eligible voting shares outstanding.

Four proposals were submitted to and approved by the shareholders. The proposals are described in detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on September 14, 2017 (“Proxy Statement”). The final results for the votes regarding each proposal are set forth below. There were no abstentions or broker non-votes on all proposals.

1.       Shareholders elected seven directors to the Company’s Board of Directors to hold office for a one-year term until the annual meeting of Shareholders in 2018 or until their successors are elected and qualified.

In addition to the seven nominees stated in the Proxy Statement, there were two “write-in” candidates proposed by shareholders: Lin Kuan Liang and Wang Ying Jie. The seven people receiving a plurality of the vote of “For” votes were elected as directors: Hao Qing Hu, Liu Shu Juan, Yang Nan, Ajay Rajpal, Dr. Yu Lin, Lin Kuan Liang Nicolas and Wang Ying Jie.

Because James Mengdong Tan declined to stand for reelection and Chan Fook Meng received the least votes, they were not elected as directors.

The votes for each of the nominees were as follows:

	For	Against
James Mengdong Tan*	10,000,000	42,394,006
Hao Qing Hu	52,394,006	0
Liu Shu Juan	52,394,006	0
Yang Nan	52,394,006	0
Ajay Rajpal	52,394,006	0
Chan Fook Meng	10,000,000	42,394,006
Dr. Yu Lin	52,394,006	0
*	Mr. Tan declined to stand for reelection prior to the annual meeting.

The votes for each of the “write-in” candidates were as follows:

	For	Against
Lin Kuan Liang (Nicolas)**	42,394,006	0
Wang Ying Jie**	42,394,006	0

**	Because Mr. Lin and Ms. Wang were write-in candidates and thus were not on the ballot, no votes could be cast against either candidate.

The brief descriptions of the two write-in candidates are as follows:

Lin Kuan Liang (Nicolas). Mr. Lin has been Chief Executive Officer, President, a director, treasurer and secretary at Technovative Group, Inc. since June 2017. Mr. Lin has served as director of Asia Pacific at TAG Asia Partners LLC since May 2017. From February 2013 to March 2017, Mr Lin served as Legal and Admin Director of Moxian, Inc. where he focused on restructuring the business for its listing in United States. From February 2013 to May 2014, he also served as a director of Rebel Group, Inc. From 2012 to 2017, Mr. Lin was a manager at 8i Capital Limited, where he was involved in advising businesses to list in the United States and London, fundraising and restructuring work. Previously, he served as an Analyst at Chance Investment Inc., advising Chinese businesses on acquisition and fund- raising projects from January 2011 to December 2012. From December 2010 to April 2011, he was the Legal Associate at FM Holdings Limited, where he was actively involved in its restructuring and debt financing. He was Junior Associate at Global Fund Investment (UK) Limited from June 2010 until December 2011. Mr. Lin graduated from Queen Mary University of London with LLB in Law in June 2010.

Wang Ying Jie. Ms. Wang Ying Jie has been the President and Chief Executive Officer of Wetland Media, Inc in USA since July 2016. She is also a director of Dinghaoyicheng Technology (Shanghai) Ltd. Co. Ms. Wang was the Chief Executive Officer of BZM Innovation Technology, a Fin-tech investment company funding from a Chinese private corporate fund from November 2014 to June 2016. From October 2011 to October 2014, Ms. Wang was a business partner at Shiatang Technology, where she was responsible for the operation and business strategy. From October 2006 to October 2011, Ms. Wang was the business development director of Lionbridge Technologies, Inc. (NASDAQ: LIOX) where she planned and implemented project initiatives for projects and clients. Ms. Wang received her Master’s degree in Scientific, Technical and Medical Translation with Translation Technology from Imperial College in UK in 2004, and her Bachelor’s degree in Foreign Languages, Literatures and International Business from Tianjin Foreign Languages University in China in 1998.

2.       Shareholders ratified the selection of Friedman LLP as independent registered public accounting firm for the fiscal year ending September 30, 2017. The votes regarding this proposal were as follows:

For		Against
Number	Percentage	Number	Percentage
52,384,006	99.98%	10,000	0.02%

3.       Shareholders approved a nonbinding advisory resolution regarding the compensation of the Company’s named executive officers. The votes regarding this proposal were as follows:

For		Against
Number	Percentage	Number	Percentage
52,394,006	100%	0	0%

4.       Shareholders took a nonbinding advisory vote to set the frequency at which the Company should include an advisory vote regarding the compensation of the Company’s named executive officers in its future proxy statements for stockholder consideration every year. The votes regarding this proposal were as follows:

Three Years		Two Years		One Year
Number	Percentage	Number	Percentage	Number	Percentage
10,000,000	19.09%	0	0%	42,394,006	80.91%

The Board of Directors has decided to follow the recommendation of the shareholders and intends to hold future shareholder advisory votes on the compensation of the Company’s named executive officers annually. This pattern will continue until the next required advisory vote on the frequency of shareholder votes on the compensation of executives.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOXIAN, INC.

Date: October 2, 2017	By:	/s/ Hao Qing Hu
Name: Hao Qing Hu
Title: President and Chief Executive Officer